Exhibit 21.1
OFFICE PROPERTIES INCOME TRUST
SUBSIDIARIES OF THE REGISTRANT

Name	State of Formation, Organization or Incorporation
1434 Crossways Boulevard I, LLC	Delaware
1434 Crossways Boulevard II, LLC	Delaware
1441 Crossways Blvd., LLC	Virginia
3300 75th Avenue LLC	Delaware
403 & 405 Glenn Drive Manager, LLC	Virginia
403 & 405 Glenn Drive, LLC	Virginia
ACP East LLC	Maryland
AP Indian Creek, LLC	Delaware
Columbia Holding Associates LLC	Delaware
CRI SIR LLC	Delaware
Crossways Associates LLC	Delaware
Crossways II LLC	Delaware
Crossways Land, LLC	Virginia
First Potomac DC Holdings, LLC	Delaware
First Potomac DC Management LLC	Delaware
First Potomac Management LLC	Delaware
First Potomac TRS Holdings, Inc.	Virginia
First Snowden LLC	Delaware
FP 11 Dupont Circle Managing Member, LLC	Delaware
FP 11 Dupont Circle, LLC	Delaware
FP 1211 Connecticut Avenue, LLC	Delaware
FP 1401 K, LLC	Delaware
FP 1408 Stephanie Way, LLC	Virginia
FP 1775 Wiehle Avenue, LLC	Virginia
FP 2550 Ellsmere Avenue, LLC	Virginia
FP 3 Flint Hill, LLC	Virginia
FP 440 1st Street, LLC	Delaware
FP 500 First Street REIT GP, LLC	Delaware
FP 500 First Street, LLC	Delaware
FP 535 Independence Parkway, LLC	Virginia
FP 540 Gaither, LLC	Maryland
FP 6310 Hillside Center, LLC	Delaware
FP 6315 Hillside Center, LLC	Delaware
FP 840 First Street, LLC	Delaware
FP Ammendale Commerce Center, LLC	Maryland
FP Atlantic Corporate Park, LLC	Virginia
FP Cloverleaf Investor, LLC	Delaware
FP Cloverleaf, LLC	Maryland
FP CPT 1750 H Street, LLC	Delaware
FP CPT 1750 Holdings, LLC	Delaware
FP Davis Drive Lot 5, LLC	Virginia
FP Gateway 270, LLC	New Jersey
FP Greenbrier Circle, LLC	Virginia
FP Greenbrier Towers, LLC	Virginia

FP Gude Manager, LLC	Delaware
FP Gude, LLC	Maryland
FP Indian Creek, LLC	Delaware
FP Metro Place, LLC	Delaware
FP Patuxent Parkway, LLC	Delaware
FP Redland GP, LLC	Delaware
FP Redland Technology Center LP	Delaware
FP Redland, LLC	Delaware
FP Sterling Park 6, LLC	Virginia
FP Sterling Park 7, LLC	Virginia
FP Sterling Park 8 & 9, LLC	Virginia
FP Sterling Park I, LLC	Virginia
FP Sterling Park Land, LLC	Virginia
GOV Grand Oak Properties Trust	Maryland
GOV Intech LLC	Delaware
GOV Lake Fairfax Inc.	Maryland
GOV Lakewood Properties Trust	Maryland
GOV NEW OPPTY LP	Delaware
GOV NEW OPPTY LP REIT	Maryland
GOV NEW OPPTY REIT	Maryland
GOV NEW OPPTY TRS Inc.	Maryland
GOV Pender Drive Inc.	Maryland
GOV TRS, Inc.	Maryland
Government Properties Income Trust LLC	Delaware
GPT Properties LLC	Delaware
GPT Properties Trust	Maryland
GPT Realty Trust (Nominee Trust)	Massachusetts
Greenbrier Holding Associates LLC	Delaware
Greenbrier Land, LLC	Virginia
Greenbrier/Norfolk Holding LLC	Delaware
Greenbrier/Norfolk Investment LLC	Delaware
GTC I Second LLC	Virginia
GTC II First LLC	Delaware
Hanua Street LLC	Delaware
Hawaii Metamorphosis LLC	Maryland
Indian Creek Investors, LLC	Maryland
Kristina Way Investments LLC	Delaware
Kuhela Street LLC	Delaware
Norfolk Commerce Park LLC	Delaware
Norfolk First LLC	Delaware
Norfolk Land, LLC	Virginia
One State Street Square Urban Renewal L.L.C.	New Jersey
Prosperity Metro Plaza of Virginia, LLC	Delaware
Rumsey/Snowden Holding LLC	Delaware
Rumsey/Snowden Investment LLC	Delaware
SC Merger Sub LLC	Maryland
SIR 300 Billerica Inc.	Maryland
SIR Campbell Place Inc.	Maryland
SIR Centennial LLC	Delaware
SIR Charlotte LLC	Delaware

SIR Chicago LLC	Delaware
SIR Colorado Springs LLC	Delaware
SIR Columbus LLC	Delaware
SIR Duluth (Primerica Parkway) LLC	Delaware
SIR Duluth LLC	Delaware
SIR Ewing LLC	Delaware
SIR Fort Mill LLC	Delaware
SIR GP Redwood City LLC	Delaware
SIR GP San Jose (Fortune) LLC	Delaware
SIR GP San Jose (Via Del Oro) LLC	Delaware
SIR GP San Jose LLC	Delaware
SIR GP Santa Clara (Walsh) LLC	Delaware
SIR GP Santa Clara LLC	Delaware
SIR Highway 249 REIT LLC	Delaware
SIR Holdings Corporation	Maryland
SIR Houston (Clay) LLC	Delaware
SIR Irving (Freeport) LLC	Delaware
SIR Johnston LLC	Delaware
SIR Lincolnshire LLC	Delaware
SIR MA Realty Trust (Nominee Trust)	Massachusetts
SIR Mezz Philadelphia LLC	Delaware
SIR Miami LLC	Delaware
SIR NE Houston LLC	Delaware
SIR OFC Houston LLC	Delaware
SIR Omaha LLC	Delaware
SIR Operating Partnership LP	Delaware
SIR Parsippany (Jefferson) LLC	Delaware
SIR Philadelphia LLC	Delaware
SIR Phoenix (Dunlap) LLC	Delaware
SIR Plano (3400) LLC	Delaware
SIR Properties REIT LLC	Maryland
SIR Properties Trust	Maryland
SIR Redwood City LP	Delaware
SIR REIT Arlington LLC	Delaware
SIR REIT Houston LLC	Delaware
SIR REIT New Braunfels LLC	Delaware
SIR REIT Plano LLC	Delaware
SIR Roanoke LLC	Delaware
SIR Rocklin (Office) LLC	Delaware
SIR San Antonio (Ridgewood Parkway) LLC	Delaware
SIR San Jose (Fortune) LP	Delaware
SIR San Jose (Via Del Oro) LP	Delaware
SIR San Jose LP	Delaware
SIR Santa Clara (Walsh) LP	Delaware
SIR Santa Clara LP	Delaware
SIR Seattle LLC	Delaware
SIR TIF Philadelphia LLC	Delaware
SIR TRS, Inc.	Maryland
SIR Westford LLC	Delaware
SIR/Duke JV Duluth LLC	Delaware

Snowden First LLC	Delaware
VEF 500 First REIT L.P.	Delaware